UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 9, 2009
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287

(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     The Opinion and Consent of Venable LLP as to the validity of the shares of common stock, par value $0.01 per share, of Huntington Bancshares Incorporated offered pursuant to the Prospectus Supplement dated June 3, 2009 are each filed herewith and are each incorporated by reference into the Registration Statement on Form S-3ASR (File No. 333-156700).
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Venable LLP, regarding validity of the securities to be issued.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: June 9, 2009	By:	/s/ Richard A. Cheap
		Name:	Richard A. Cheap
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Venable LLP, regarding validity of the securities to be issued.

23.1	Consent of Venable LLP (included in Exhibit 5.1).